UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2024 (April 10, 2024)
AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

 470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
Common Stock	AMSWA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Reclassification Transaction

On April 11, 2024, American Software, Inc., a Georgia corporation (the “Company”), announced a plan to reclassify the Company’s common stock to eliminate its Class B Common Stock, par value $0.10 per share (the “Class B Common Stock”), subject to shareholder approval (the “Reclassification Transaction”). In support of the Reclassification Transaction, the Company entered into a Reclassification Agreement, dated April 10, 2024 (the “Reclassification Agreement”), with James C. Edenfield (the “Class B Shareholder”), the beneficial owner of all of the issued and outstanding shares of the Class B Common Stock.

The Reclassification Agreement provides that, following the satisfaction of the conditions thereto, the Company will amend and restate its Amended and Restated Articles of Incorporation (the “Second Amended and Restated Articles”). Upon the Second Amended and Restated Articles being duly filed with the Secretary of State of the State of Georgia (the “Effective Time”), among other things, each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will be reclassified, exchanged and converted into 1.2 shares of the Company’s Class A Common Stock, par value $0.10 per share (“Class A Common Stock”).

The closing of the Reclassification Transaction is subject to customary conditions, including, (i) approval of the Second Amended and Restated Articles by the affirmative vote of the holders of (a) a majority of the voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting together as a single class, and (b) a majority of the issued and outstanding shares of Class A Common Stock held by the Unaffiliated Common Shareholders (as defined in the Reclassification Agreement), and (ii) the accuracy of the representations and warranties of each party (subject to materiality qualifiers) and compliance in all material respects by each party with its obligations under the Reclassification Agreement.

Subject to specified exceptions, the Class B Shareholder has irrevocably and unconditionally agreed to vote all of his shares of Class B Common Stock at the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”), representing approximately 37.1% of the combined voting power of the issued and outstanding Class A Common Stock and Class B Common Stock when voting together as a single class, in favor of approving any proposal submitted by the Board of Directors of the Company (the “Board”) for shareholder approval, including but not limited to the proposed Second Amended and Restated Articles and the Reclassification Transaction. The Class B Shareholder is also subject to certain transfer restrictions, including but not limited to restrictions that apply up until the Effective Time.

Until the earlier of (i) the closing of the Reclassification Transaction (the “Closing Date”) or (ii) the termination of the Reclassification Agreement, the Class B Shareholder has irrevocably and unconditionally agreed to waive his right to nominate, directly or indirectly, any director nominees to be elected at the Annual Meeting as Class B directors on the Board.

The Reclassification Agreement contains certain termination rights, including the right of either party to terminate for specified breaches of the other party (subject to a cure period), the requisite shareholder approvals not being obtained or if the Reclassification Transaction does not occur on or prior to April 30, 2025.

Post-Closing Matters

The Reclassification Agreement also sets forth the arrangements between the Company and the Class B Shareholder relating to certain post-closing matters.

The Reclassification Agreement imposes certain transfer restrictions with respect to the shares of common stock held by the Class B Shareholder, including a prohibition on transfer of any Covered Shares (as defined in the Reclassification Agreement) during an initial 10-month period following the Closing Date.

In addition to the provisions stated above, the Reclassification Agreement contains customary representations, warranties and covenants of each of the parties thereto for a transaction of this type. The Company anticipates completing the Reclassification Transaction during the second half of 2024.

The foregoing description of the Reclassification Agreement does not purport to be complete and is qualified in its entirety by reference thereto. The Reclassification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 11, 2024, the Company issued a press release announcing the Reclassification Transaction and its entrance into the Reclassification Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Current Report on Form 8-K that are not historical facts may contain statements of future expectations and other forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “expect,” “plan,” “anticipate,” “believe,” “could,” “may,” “will,” “intend,” and other similar words or phrases. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed.

Statements in this Current Report on Form 8-K regarding the Company and the Reclassification Transaction that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on the Company’s business and future financial and operating results and capital structure following the closing of the proposed Reclassification Transaction and the closing date for the proposed Reclassification Transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company’s control. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks that could cause actual future performance or events to differ from current expectations can be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risk factors discussed in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended April 30, 2023.

The Company cautions its shareholders not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements.

IMPORTANT INFORMATION

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting. Any definitive proxy statement will be made available to the Company’s shareholders. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by the Company may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of the Company’s website at www.amsoftware.com/investor-relations/. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by directing a request to Investor Relations, 470 E. Paces Ferry Rd. NE, Atlanta, GA, 30305.

PARTICIPANTS IN THE SOLICITATION

The directors and executive officers of the Company and other persons may be considered participants in the solicitation of proxies from shareholders in connection with the proposed Reclassification Transaction. Information regarding the Company’s directors and executive officers is available in the Company’s most recent proxy statement for the 2023 Annual Meeting of Shareholders held on August 22, 2023, which was filed with the SEC on July 27, 2023, and the Company’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement for the Annual Meeting when it becomes available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Reclassification Agreement, dated as of April 10, 2024 by and between American Software, Inc. and James C. Edenfield.
99.1	Press Release of American Software, Inc., April 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024		AMERICAN SOFTWARE, INC.

(Registrant)

	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer